                                                                   EXHIBIT 99.1

                 KIMCO REALTY AND KIMCO NORTH TRUST III ANNOUNCE
                     COMMENCEMENT OF CONSENT SOLICITATIONS

NEW HYDE PARK, N.Y., May 16, 2006 - Kimco Realty Corporation (NYSE: KIM) ("Kimco Realty") today announced the commencement of a consent solicitation relating to its Medium-Term Notes and Senior Notes in the aggregate principal amount outstanding of $1,922,000,000 (the "Notes").

As one of the very first REITs to issue unsecured bonds, Kimco Realty's indenture governing the Notes (the "Indenture") and debt covenants date back to 1993. Under the Indenture, the asset value denominator related to the total debt test and the secured debt test is narrowly defined as Undepreciated Real Estate Assets. This definition does not consider the book value of all other assets, including many forms of real estate ownership, which have become part of Kimco's current business model.

Many REITs that have issued unsecured debt subsequent to Kimco Realty's initial debt issuance in the early 1990's have employed an asset value denominator in their total debt and secured debt tests that is defined as Total Assets rather than Undepreciated Real Estate Assets. Through this consent solicitation, Kimco Realty is seeking to change its asset value definition from Undepreciated Real Estate Assets to Total Assets, with Total Assets being defined as Undepreciated Real Estate Assets, plus our other assets (but excluding goodwill and amortized debt costs). Notably, Kimco Realty's core real estate holdings will continue to be valued on an undepreciated book value basis for covenant compliance purposes.

The consent solicitation will consist of the following:

         --     6.930% Medium-Term Notes due 2006 (CUSIP No. 49446QAL5);

         --     Floating Rate Medium-Term Notes due 2006 (CUSIP No. 49446QAZ4);

         --     7.460% Medium-Term Notes due 2007 (CUSIP No. 49446QAF8);

         --     6.960% Medium-Term Notes due 2007 (CUSIP No. 49446QAH4);

         --     7.860% Medium-Term Notes due 2007 (CUSIP No. 49446QAT8);

         --     7.900% Medium-Term Notes due 2007 (CUSIP No. 49446QAQ4);

         --     6.700% Medium-Term Notes due 2007 (CUSIP No. 49446QAD3);

         --     3.950% Medium-Term Notes due 2008 (CUSIP No. 49446QAX9);

         --     7.560% Medium-Term Notes due 2009 (CUSIP No. 49446QAG6);

         --     7.060% Medium-Term Notes due 2009 (CUSIP No. 49446QAJ0);

         --     4.620% Medium-Term Notes due 2010 (CUSIP No. 49446QAW1);

         --     5.304% Medium-Term Notes due 2011 (CUSIP No. 49446QBE0);

         --     4.820% Medium-Term Notes due 2011 (CUSIP No. 49446QBA8);

         --     5.980% Medium-Term Notes due 2012 (CUSIP No. 49446QAV3);

         --     5.190% Medium-Term Notes due 2013 (CUSIP No. 49446QAY7);

         --     4.820% Medium-Term Notes due 2014 (CUSIP No. 49446QBC4);

         --     4.904% Medium-Term Notes due 2015 (CUSIP No. 49446QBB6);

         --     5.584% Medium-Term Notes due 2015 (CUSIP No. 49446QBD2);

         --     5.783% Medium-Term Notes due 2016 (CUSIP No. 49446QBF7);

         --     4.961% Senior Notes due 2007 (CUSIP No. 49446RAF6);

         --     6.875% Senior Notes due 2009 (CUSIP No. 49446RAE9); and

         --     6.00% Senior Notes due 2012 (CUSIP No. 49446RAG4).

Pursuant to the consent solicitation, Kimco Realty is requesting that holders of the Notes as of May 15, 2006, the record date for the consent solicitation, consent to the proposed amendments to the debt covenants in the Indenture. Kimco Realty believes the proposed amendments will, among other things, enhance Kimco Realty's financial flexibility, enable it to more efficiently access debt capital and align the covenants with debt covenants that many of other investment grade REITs have had in place over the past ten years.

The consent solicitation is conditioned on the receipt of consents from holders of at least a majority in aggregate principal amount of all series of outstanding notes voting together as one class (the "Requisite Consents") and will expire at 5:00 p.m., New York City time, on Wednesday, May 31, 2006, unless extended (the "Expiration Date").

The consent solicitation may be amended, extended or terminated, at the option of Kimco Realty. For a complete statement of the terms and conditions of the consent solicitation, holders of the Notes should refer to the consent solicitation statement, dated as of May 16, 2006, which is being sent to all holders of the Notes as of the record date.

If Kimco Realty receives the Requisite Consents at or prior to the Expiration Date and the other conditions set forth in the consent solicitation statement are satisfied or waived, a consent fee of $1.25 per $1,000 principal amount of the Notes will be paid to the holders of the Notes that timely consent to the proposed amendments at or prior to the Expiration Date.

Concurrently with the consent solicitation, Kimco North Trust III ("Kimco North"), a wholly-owned entity of Kimco Realty, today announced that it is soliciting consents of holders of the 4.45% Canadian Debentures due 2010 in the aggregate principal amount outstanding of C$150,000,000 (the "Canadian Notes"), issued by Kimco North and guaranteed by Kimco Realty in an effort to give effect to the adoption of the same proposed amendments which would govern the Canadian Notes.

Pursuant to the Canadian consent solicitation, Kimco North is requesting that holders of the Canadian Notes as of May 15, 2006, the record date for the Canadian consent solicitation, consent to the proposed amendments. The Canadian consent solicitation is conditioned on (i) the receipt of consents from holders of at least a majority in aggregate principal amount of the Canadian Notes and
(ii) the satisfaction of the conditions required for the adoption of the proposed amendments to the Indenture, including the receipt of the Requisite Consents by Kimco Realty and the execution of the supplemental indenture to amend the Indenture.

The Canadian consent solicitation will expire at 5:00 p.m., New York City time, on Wednesday, May 31, 2006 and may be amended, extended or terminated, at the option of Kimco North. For a complete statement of the terms and conditions of the Canadian consent solicitation, holders of the Canadian Notes should refer to the Canadian consent solicitation statement, dated as of May 16, 2006, which is being sent to all holders of the Canadian Notes as of the record date.

If Kimco North receives the consents from holders of at least a majority in aggregate principal amount of the Canadian Notes at or prior to the Expiration Date and the other conditions set forth in the Canadian consent solicitation statement are satisfied or waived, a consent fee of C$1.25 per C$1,000 principal amount of the Canadian Notes will be paid to the holders of the Canadian Notes that timely consent to the proposed amendments at or prior to the Expiration Date.

The Solicitation Agent in connection with the consent solicitation is UBS Securities LLC. Questions regarding the consent solicitation may be directed to UBS Securities LLC, attention: Liability Management Group at (888) 722-9555 Ext. 4210 (toll free) or (203) 719-4210 (collect). Global Bondholder Services Corporation is serving as Information and Tabulation Agent in connection with the consent solicitation. Requests for assistance in delivering consents or for additional copies of the consent solicitation statement should be directed to the Information and Tabulation Agent at (866) 470-3700 (toll free) or (212) 430-3774 (collect).

This announcement is not an offer to purchase, a solicitation of an offer to purchase, or a solicitation of consents with respect to any securities. The consent solicitation and the Canadian consent solicitation are being made solely by the consent solicitation statement and the Canadian consent solicitation statement, respectively, and are subject to the terms and conditions stated therein. Kimco Realty and Kimco North reserve the right to modify the consent solicitation statement and the Canadian consent solicitation statement, respectively, or to terminate the consent solicitation or Canadian consent solicitation, respectively.

Kimco, a publicly traded real estate investment trust, has specialized in shopping center acquisitions, development and management for more than 45 years, and owns and operates the nation's largest portfolio of neighborhood and community shopping centers with interests in 1,117 properties comprising approximately 143.2 million square feet of leasable space located throughout 45 states, Canada, Mexico and Puerto Rico. Please visit http://www.kimcorealty.com to learn more about Kimco.

Safe Harbor Statement: The statements in this release state Kimco's and management's hopes, intentions, beliefs, expectations or projections of the future and are forward-looking statements. It is important to note that Kimco's actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include general economic conditions, local real estate conditions, increases in interest rates, increases in operating costs and real estate taxes. Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in Kimco Realty's filings with the Securities and Exchange Commission, including but not limited to Kimco Realty's report on Form 10-K for the year ended December 31, 2005. Copies of each filing may be obtained from Kimco Realty or the SEC.

Contact:
Kimco Realty Corporation
Scott Onufrey
(516) 869-7190
sonufrey@kimcorealty.com